FNB UNITED CORP. Southeast Super-Community Banking Conference Atlanta, Georgia February 11-12, 2008 Yes You Can ® Yes We Can ® Exhibit 99.1

Forward-Looking Statements
FNB United Corp. has made forward-looking statements in the
accompanying presentation materials that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of the management of FNB United Corp., and on the information available to management at the time the presentation materials were prepared. These forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause FNB United Corp’s actual results to differ materially from the anticipated results or other expectations expressed in such forward-
looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to carefully review the risk factors described in other documents that FNB United
Corp. files from time to time with the Securities and Exchange
Commission, including the Quarterly Reports on Form 10-Q, the Annual
Report on Form 10-K, and other required filings.

FNB UNITED –
Presentation Contents
• Why
FNB
UNITED
Who We Are
Value Metrics & Integration Accomplishments
Management & Culture
• Financial Highlights
• Business Strategy – Earnings and Growth
Opportunities
• Questions

Who We Are

Why FNB UNITED • Solid Franchise • Historical Strong Operating Performance • Strong Dividend Yield … An Attractive Value

Why FNB
UNITED
- Value
1907, as First National Bank of
Asheboro
Founded:
91,000 +
43 Banking Offices
35 Communities in 17 N.C. Counties
Customers:
Locations:
$1.44 Billion Deposits:
$1.45 Billion Loans:
$1.91 Billion Assets:
9
th
Largest Financial Service Company
HQ’d in North Carolina

Value - Dividend History $0.38 $0.45 $0.51 $0.51 $0.53 $0.58 $0.59 $0.60 $0.62 $0.62 $0.60 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

Value - Investor Opportunity
Dividend Yield (%)
5.00
FNB United
Corp.
2.85
SNL Banks
Peer Group*
Price / LTM EPS (X)
11.0
FNB United
Corp.
14.7
SNL Banks
Peer Group*
0.61
NC Banks**
14.36
NC Banks**
*SNL Data – Banks between $1 - $5 billion as of 02/01/08
**SNL Data – NC State Public Bank Median as of 02/01/08

Price / Book (%)
Price / Tangible Book (%)
*SNL Data – Banks between $1 - $5 billion as of 02/01/08
**SNL Data – NC State Public Bank Median as of 02/01/08
63.4
FNB United
Corp.
154.8
SNL Banks
Peer Group*
137.8
FNB United
Corp.
210.0
SNL Banks
Peer Group*
117.6
NC Banks**
132.3
NC Banks**
Value - Investor Opportunity

FNB
UNITED
Acquisitions
$1,091 MM TOTAL OTHER
7 $25MM Dover Mortgage Company April 2003
Offices Assets BANKS
$680 MM
$151 MM
$134 MM
$126 MM
Integrity Financial Inc.
(Catawba Valley/First
Gaston/Northwestern Banks)
United Financial Inc.
(Alamance/Hillsborough Banks)
Rowan Bancorp.
(Rowan Savings Bank)
Carolina Fincorp. Inc
(Richmond Savings Bank)
17 May 2006
3 November 2005
3 August 2002
5 April 2000

FIRST NATIONAL

Catawba Valley BANK

1ST First Gaston Bank

Northwestern Bank

CommunityONE

Yes you can.® Yes we can.®

FNBUNITED

Bank Brand Unification and its divisions

Organization Structure FNB United Corp. (Nasdaq: FNBN) CommunityONE Bank, N.A. Dover Mortgage Company

WINSTON SALEM
GREENSBORO
HIGH POINT
DURHAM
RALEIGH
ASHEVILLE
CHARLOTTE
FAYETTEVILLE
GREENVILLE
WILMINGTON
73
77
85
40
95

Central Region

Southern Region

Mid-Western Region

Western Region

D Dover Markets

Company Headquarters

FNBUNITED

Yes You Can ® Yes We Can ® The Yes! Bank Franchise

Integration Accomplishments
• Merge 3 Data Systems
• Merge 5 Credit Card Providers
• Merge 3 Debit Card/ATM Providers
• Merge 4 Bank Brands
• New Teller & Mortgage Production Systems
• New Financial, I.T. & Risk Management Teams
• Closed One Ops Center – Implemented Electronic
Image Exchange
• See Appendix II for Quarter by Quarter Progress and
Accomplishment

Management and Culture

Experienced Management Team
Journalism
51 21 21 SVP, Chief Human Res. Deborah B. Auman
Planters NB, Bank of
Candor
52 26 20
SVP, Chief Credit
Officer
William S. Bruton
Camco,  FCNB Corp.
Union Planters
KPMG
54 31 <1
EVP, Chief Financial
Officer
Mark A. Severson
Wachovia
49 26 6
EVP, Chief Banking
Officer
R. Mark Hensley
President, Richmond
Savings; Raleigh Fed,
Newport News Savgs
63 36 7
EVP, Chief Mktg
Projects & Subsidiary
R. Larry Campbell
Attorney, Corp. and
Private Practice
56 21 21 Chrm, Pres. & CEO Michael C. Miller
Previous
Experience
Age
Years in
Banking
Years at
FNB
Title Name

FNB Southeast,
Southern Nat’l Bank,
Independence Bank
53 18 <1
SVP, Chief
Accounting Officer
K. Dwight Willoughby
SunTrust, Federal
Home Loan Bank-
Atlanta, Fulton Federal
49 27 <1 SVP, Treasurer W. Carey Chapman
Western Savings, Zions
Bancorporation
52 25 17
SVP, Chief Risk
Officer
Dean S. Tingey
Fidelity Federal B&T,
Resource Management
Assoc
60 30 <1
SVP, Chief
Information Officer
David E. Miller
Wachovia
55 32 6
SVP, Chief Lending
Officer
Eddie A. Causey
Bank of America,
WesBanco
36 11 6
SVP, Chief Wealth
Management
Timothy A. Britt
Previous
Experience
Age
Years in
Banking
Years at
FNB
Title Name
Experienced Management Team

Experienced Management Team
Fieldstone Mortgage,
First Franklin
Financial, Southern
Pacific Funding
54 24 <1
Dover Mortgage
President
Harvey Goldberg
AmSouth, First Union
42 20 3 Regional President William R. Wood, III
Wachovia
44 22 6 Regional President J. Greg Spainhour
Wachovia
44 15 3 Regional President J. Scott Kittrell
First Union/Wachovia
56 23 2 Regional President Don S. Harrison
Previous
Experience
Age
Years in
Banking
Years at
FNB
Title Name

Our Culture • Performance and Team Oriented • Participative and Positive • Service • Education / Training • Accountable

Performance and Team Oriented
• Maximize Long-term Value Of Organization
• Team Orientation - Universal Participation
• Coaching And Communication
• Educational Program
Performance Compensation
for STAKEHOLDERS™

YES! Branding
CommunityONE
is the YES! Bank. It is plainly stated in our
Yes you can
®
—Yes we can
®
trademarks. It is reflected in the
design of our logo and corporate mascot, Jack. And it is
repeated in our customer service programs, company spirit
campaigns and marketing messages. But more than a motto,
YES! is our promise to exceed your expectations through better banking and outstanding service. It’s part of our culture. It empowers our employees and describes who we are and what
we do. Yes Customers Can. Yes Communities Can. Yes
Schools Can. Yes Your Future Can. Because We Can.
Participative and Positive

Financial Highlights

$813 $1,307 $1,446 $842 $1,421 $1,441 2005 2006 2007 2005 2006 2007 Loan and Deposit Growth (In Millions) Loan Growth Deposit Growth

Loan Portfolio Mix
Home Equity Lines
of Credit
7%
Consumer/
Other
6%
Commercial/
Industrial
10%
Commercial
RE-Owner
Occupied
22%
Commercial
RE-Income
13%
RE Construction &
Development
26%
1-4 Residential
1st Mortgage
16%
Loan Portfolio
December 31, 2007
Approximately 85% secured by real estate
Variable rate loans account for approximately 59% of the total portfolio

Funding Mix FHLB/FFP 8% CD / IRA 51% NOW 10% IMM/SAV/Repo 21% DDA 10% Funding Portfolio December 31, 2007

Profitability $9,937 $12,187 $12,361 2005 2006 2007 $1.69 $1.25 $1.09 2005 2006 2007 Net Income Earnings Per Share (In Thousands) (unaudited) (unaudited)

Profitability 4.16% 4.20% 4.00% 2005 2006 2007 Net Interest Margin Return On Average Assets 1.06% 0.77% 0.66% 2005 2006 2007 (unaudited) (unaudited)

Return On Equity 11.25% 14.36% 7.00% 14.75% 5.81% 12.99% 2005 2006 2007 Return on Ave. Equity Return on Ave. Tangible Equity (unaudited)

• No Sub-Prime Mortgages • No Alt-A Mortgages • No Non-Agency MBS/CMOs • No CDOs Yes You Can ® Yes We Can ® Yes You Can ® Yes We Can ® Asset Composition

0.33%
1.14%*
0.91%
1.10%
2003
0.47%
1.12%*
0.68%
0.80%
2004
0.22%
1.25%*
0.64%
0.76%
2005
0.16%
1.22%
0.82%
0.85%
2006
0.27%
Net Charge Offs
Average Loans
1.20%
Loan Loss Reserve
Total Loans Held for
Investment
1.13%
NPA’s/Total Assets
1.29%
Nonperforming Loans
Total Loans Held for
Investment
2007
Asset Quality
Asset Quality
*  Includes reserve for unfunded commitments
(See Appendix)

NPA's / Total Assets 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2003 2004 2005 2006 2007 unaudited Asset Quality

Reserves v. Loss Experience 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2003 2004 2005 2006 2007 unaudited Reserve for Loan Losses / Total Loans HFI Net Charge Offs / Average Loans Asset Quality

Business Strategy – Earnings and Growth Opportunities

Core Strategies
•
Manage/Improve Asset Quality
• Restore Historical Financial Performance
Grow Fee Income – Wealth Management, Mortgage
Banking
Expense Control – Staffing + Electronic
Transactions
• Profitable Franchise Growth
Increase Penetration of Current Markets
DeNovo Offices

Improving Financial Performance
Sales Initiatives – Minimize Funding Gap
•
Core Deposit Focus
New CheckingONE Deposit (NOW) Account
Increase Fee Income – Trust & Mortgage
Electronic Banking Opportunities
•
Enhance Corporate Cash Management
Increase Merchant Service Relationship
Promote Remote Capture

The “New” Dover Mortgage – Now sub of bank – New leadership – New system & Operations – New Markets – Expanded Wholesale – Reverse Mortgages

Improving Financial Performance
Integration and Cost Savings Initiatives:
• Sold Credit Card Portfolio
Net, One-Time Gain in 2007
Improve Product Offering, Increase Fee Income, Reduce Risk
Reduce Overhead (five providers), beginning 2008
• Consolidate ATM Switch and Debit Card Processing
Increase Fee Income in 2008
Reduce Expenses (three providers)

Improving Financial Performance New eStatement Users 2007 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec

Markets: Where We Are, Where We Plan to Grow

Growth Strategy
• Increase Penetration of Current Markets
Attractive New Markets & Customer Base
• De Novo Offices
Two Offices to open in 2008 (Greensboro-
Cornelius)
• Integrated Wealth Management/Mortgage
Services in CommunityONE Bank
• Increased synergy with Dover Mortgage

Market Growth Potential
*Source: SNL Financial *Top 5 in 8 of 17 Counties
As of June 30, 2007
Rank Institution
Branch
Count
Total
Deposits
in Market
($000)
Total (%)
of Market
Share
1 Wachovia 76 5,770,318 21.27%
2 BB&T 74 4,633,702 17.08%
3 Sun Trust 54 2,285,674 8.43%
4 Bank of America 47 2,251,509 8.30%
5 FNB United Corp. (NC) 43 1,448,532 5.34%
6 Royal Bank of Canada 30 1,189,067 4.38%
7 First Citizens 33 1,023,047 3.77%
8 First Bancorp (NC) 27 727,601 2.68%
9 Yadkin Valley Bank 16 651,403 2.40%
10
High Point Bank 18 595,103 2.19%
Counties with #1
Market Share
Randolph*
Alamance, Guilford, Iredell, Scotland, Wilkes
Catawba, Gaston, Moore, Richmond, Watauga
Orange, Chatham

Goals over the next three years include:
•Annual earnings per share growth: 7.5 -
10%
•Annual loan growth:  8-10%
•Non-interest income:  25%+ of revenues
•Efficiency ratio:  60-63%
Position ourselves as a
Preeminent Community Bank in
Southeastern U. S.
Improving Financial Performance

Summary

Summary – Why FNB UNITED • Growing Company in Good Markets • Experienced Management Team • Proven Integrator • Focused on Performance Improvement … equals … Compelling Investment Opportunity

Questions?

Contact Information
Michael C. Miller
Chairman, President & CEO
Mike.Miller@MyYesBank.com
Mark A. Severson
Chief Financial Officer
Mark.Severson@MyYesBank.com
FNB United Corp.
CommunityONE Bank, N.A.
150 S. Fayetteville Street
PO Box 1328
Asheboro, NC  27204
336.626.8300
Yes You Can
®
Yes We Can
®